UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2007

THE COLONIAL BANCGROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	1-13508	63-0661573
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Colonial Bank Blvd.

Montgomery, Alabama 36117

(Address of Principal Executive Offices)

(334) 676-5000

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The Colonial BancGroup, Inc. (the “Company”) is filing this Current Report on Form 8-K to disclose the final form of the Commercial Bankshares, Inc. Election Form and Letter of Transmittal (the “Election Form”) to be used in connection with the Company’s merger with Commercial Bankshares, Inc. The Election Form is expected to be distributed on April 20, 2007 to persons who were shareholders of Commercial Bankshares, Inc. as of the close of business on April 19, 2007.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Form of the Commercial Bankshares, Inc. Election Form and Letter of Transmittal

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 19, 2007	THE COLONIAL BANCGROUP, INC.

	By:	/s/ Sarah H. Moore
Sarah H. Moore
Senior Executive Vice President and Chief Financial Officer